Barclays CEO Energy/Power Conference  September 8 -9, 2009  Exhibit 99.1

 Cautionary Statements and Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Supply Segment Asset Hedge Positions  2009 2010 2011 2012  Baseload  Expected Generation* (millions MWh) 52.1 51.8 51.7 52.9  East 43.4 43.2 43.3 44.5  West 8.7 8.6 8.4 8.4  Current Hedges (%) 98% 98% 80% 53%  East 99% 100% 80% 50%  West 94% 84% 81% 72%  Average Price for Current Hedges (Energy Only) ($/MWh) $46 $59 $59 $62  East $46 $60 $60 $63  West $47 $50 $56 $57  Expected Average Price (Fully loaded) ($/MWh) $46 $70 $67 $69  East** $46 $72 $70 $72  West $47 $50 $56 $57  % Hedged Through Swaps/Options Energy Transactions 22% 93% 80% 53%  % Hedged Through Load-following Transactions 76% 5% 0% 0%  Intermediate/Peaking  Expected Generation (millions MWh) 5.5 5.2 5.2 5.3  Current Hedges (%) 89% 13% 0% 0%  As of June 30, 2009  *Represents expected sales based on current forecasted assumptions for 2009-2012  ** Represents energy, capacity, congestion and other revenues 2

 Supply Segment Marketing and Trading Overview  Year-Over-Year Change Energy Demand  for PPL EnergyPlus Load Following Contracts  -12.0%  -15.0% -16.0%  -14.0%  -12.0%  -10.0%  -8.0%  -6.0%  -4.0%  -2.0%  0.0%  PJM MISO* NEPOOL  Year-Over-Year Change (%)  Average On-peak Electricity Prices ($/MWh)  $81  $65  $90  $43  $33  $45  $0  $10  $20  $30  $40  $50  $60  $70  $80  $90  $100  PJM MISO NEPOOL  $ / MWh  2008 2009  2009 2010  Expected Gross Margin  $35 Mil  $35 Mil  Geographic Diversity  2009 2010  NEPOOL  24%  MISO  2%  PJM  74%  PJM  71%  NEPOOL  27%  MISO  2%  3  *Not applicable because PPL EnergyPlus did not service load in MISO in the prior period.  N/A

 Current Fuel Hedge Positions  *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 6/30/2009  Base Prices for Wholly Owned Plants* -East only  $35  $40  $45  $50  $55  Balance of 2009 2010 2011  max collar price  fixed base price  min collar price  Weighted  Average  $/Ton  at Mine  8%14%% Diesel Surcharge  82%70%6%% Collars  22%80%% Fixed Base Price** 18%  0%  2009 2010 2011 2012  Uranium 100% 100% 100% 100%  Coal  East 100% 97% 79% 57%  West 100% 100% 86% 77%  Total 100% 98% 81% 63%  4

 784  718  137  2,227  70  $0  $1,000  $2,000  $3,000  2009 * 2010  $ Millions  YTD June Capacity Baseload Marketing & Trading Intermediate & Peaking  $2,937  $1,670  Supply Segment Expected Gross Margin  *Reflects POLR revenues that are based on the contract price for supply. Energy and capacity components not available.  Intermediate and Peaking for 2009 includes capacity payments.  31  35  605  5

 Liquidity Profile  (1) Reported as of 6/30/2009  (2) Expiration date has been extended to July 2010  (3) Facility was terminated in July 2009 and replaced with a new £210 million 3-year credit facility expiring in July 2012  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  6  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $588 $285 $2,352  Bilateral Credit Facility Mar-2010 200 2 0 198  5-year Structured Credit Facility Mar-2011 300 236 0 64  364-day Credit Facility Sep-2009 385 0 0 385  $4,110 $826 $285 $2,999  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $0 $189  Asset-backed Credit Facility Jul-2009 (2) 150 0 0 150  $340 $1 $0 $339  WPD 5-year Credit Facility (3) Oct-2009 £150 £0 £65 £85  5-year Credit Facility Jan-2013 150 0 145 5  Uncommitted Credit Facilities 65 0 5 60  Letter of Credit Facility Mar-2010 3 3 0 0  £368 £3 £215 £150

 $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit  PPL Energy Supply Collateral Profile  Millions  7

 ($605)  $124  ($326)  $524  $367  $272  ($30)  ($180)  $1  ($700)  ($400)  ($100)  $200  $500  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  8

 Millions  $939  $753 $891 $936 $809  $648  $286  $295  $576  $649  $504  $535  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,033  $1,895  $1,299  Capital Expenditures by Segment  $1,773  $1,660  9

 Millions  $693 $811 $952 $1,221 $1,469 $1,528  $2,081 $2,207  $2,353  $2,513  $2,664 $2,803  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,018  $3,305  $3,734  $4,133  $4,331  $2,774  10

 Attractive Transmission Development Project  • PPL Electric to build Pennsylvania portion of the  150-mile Susquehanna to Roseland, NJ 500 kV  transmission line. New Jersey portion of the line  to be built by PSEG.  • Project needed for reliability and is part of  PJM’s Regional Transmission Expansion  Program (RTEP)  • Expected to be completed in May 2012  • Cost of PPL’s portion of the line is estimated at  $500 million  • Formula rate mechanism for transmission  – Settlement agreement approved by  FERC for 11.64% ROE* including RTO  adder  11  • PPL rate structure for RTEP project  – 12.89% ROE*  – CWIP in rate base  – Recovery of costs if abandoned  *ROE increases to 11.68% including RTO adder and to 12.93% for RTEP projects in 6/2010.

 • Residential load to be supplied under 12-and  24-month load-following contracts and block power purchases, 5-and 10-year fixed block  products, and spot purchases  • Small commercial and industrial to be supplied under 12-and 24-month load-following  contracts, and spot purchases  • Large commercial and industrial to be supplied under hourly pricing products and an optional fixed-price block product  PPL Electric Utilities 2011 to 2013  Procurement Plan  12  Note: See Appendix for schedule of procurements

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  13  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $3.50  Per Share  $1.90  $1.60  $3.10

 PPL

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $46 $58 $63 $66  $49 $34 $41 $43 $46  $69 $40 $49 $52 $55  $65 $33 $48 $56 $58  $51 $28 $38 $45 $46  $59 $31 $45 $52 $54  $8.84 $4.26 $6.06 $6.89 $7.16  $9.85 $5.06 $6.89 $7.73 $7.98  8.3 9.1 8.3 8.1 8.2  $82.00 $158.24 $181.39 $136.79 $123.63  89.6% 89.5% 91.1% 89.6% 91.5%  Forward(1)  (1) Market prices based on the average of broker quotes as of 6/30/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 6/30/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 PPL’s Generation Portfolio  Total Domestic Generation: 12,166 MW  Planned Uprate Projects or Additions: 208 MW  (1) Reflects reduction of 60 MW expected loss due to increased plant usage during scrubber operation.  (2) Includes tolling agreements  (3) Includes MWs associated with the proposed sale of Shoreham,  Edgewood and the PPL Maine hydro assets. A-2  •Well positioned in attractive markets  •Carbon-advantaged  •Low-cost, baseload weighted fleet  Coal 3,500  Nuclear 2,219  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 230  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2009-2011) 44  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  (1)  East 10,879 MW  (2) (3)  (3)  (3)

 PPL Supply Business Overview  2009E  Production GWh  A-3  Gas/Oil  38%  Coal  34%  Nuclear  18%  Hydro8%  QFs  2%  2009E  Installed Capacity MW  Gas/Oil  10%  Coal  50%  Nuclear  32%  Hydro  8%  Note: Graphs include tolling agreements

 Environmental Control Equipment  Keystone Conemaugh  Control Device Removes Unit 1 Unit 2 Unit 3 Unit 1 Unit 2 Unit 1 & 2 Unit 3 & 4 Unit 1 & 2 Unit 1 & 2  Low Nox Burners NOx  SCR NOx  Scrubbers SO2  = Installed  = Potential  = Under Construction  Brunner Island Montour Colstrip  PPL has proactively complied with current environmental regulations on an economic basis  (1) Colstrip is located in Montana  (2) Keystone & Conemaugh: PPL is a minority owner and does not operate  A-4  (1) (2) (2)

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  A-5

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities prefunding done in 10/2008 and 5/2009 for 2009 maturity  Note: As of 6/30/2009  A-6  2009 2010 2011 2012 2013  PPL Energy Supply $0 $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 486 (2) 0 0 0 500  WPD Group 0 0 0 0 0  Subtotal $486 $0 $500 $0 $1,237  Prefunding $486 (2) $0 $0 $0 $0  Total $0 $0 $500 $0 $1,237  (Millions)

 PPL Electric Utilities 2011 to 2013  Procurement Plan Schedule  • Due dates for bids:  August 11, 2009 July 19, 2011  October 20, 2009 October 18, 2011  January 19, 2010 January 9, 2012  April 20, 2010 April 3, 2012  July 20, 2010 July 17, 2012  October 19, 2010 October 16, 2012  April 18, 2011 January 22, 2013  A-7

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-8  39216Asset Sales  (203)Investment in Energy Project  $524$124($605)Free Cash Flow before Dividends  (61)(15)(58)Other Investing Activities-net  (891)(753)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,437$676$ 595Cash from Operations  201020092008  Actual Projected  Note: Asset Sales in 2009 and 2010 includes anticipated proceeds from the announced pending sale of the Long Island and Maine  generating assets.

 PA Delivery Segment Reconciliation of Cash from  Operations to Free Cash Flow before Dividends  (Millions)  A-9  303Asset Sales & Other  ($326)$272$367Free Cash Flow before Dividends  (576)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $250$567$ 643Cash from Operations  201020092008  Note: Asset Sales in 2008 includes the net proceeds from the sale of gas and propane businesses in 2008.  Actual Projected

 International Delivery Segment Reconciliation of Cash  from Operations to Free Cash Flow before Dividends  (Millions)  A-10  ($180)($ 30)$ 1Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $248$221$ 279Cash from Operations  201020092008  Actual Projected

 Reconciliation of PPL’s Reported Earnings and Earnings  from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes) through June 30, 2009:  economic hedges (0.10) (0.10) 0.67 0.08  Unrealized losses from foreign currency economic hedges (0.02) (0.02)  Adjustments -nuclear decommissioning trust investments (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Impairments & other impacts - emission allowances (0.04) (0.04) (0.07)  Impairments - assets held for sale & other (0.10) (0.10) (0.05)  (0.29) (0.29) 0.45 0.75  Reported Earnings per share of common stock $1.61 $1.31 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  Unrealized gains (losses) from energy-related, non-trading  Forecast Actual  A-11

 Reconciliation of Second Quarter  Operating Income and Energy Margins  A-12  2009 2008 Change  Per Share  (after-tax)  Eastern U.S., pre-tax $312 $379 ($67) ($0.10)  Western U.S., pre-tax 77 68 9 0.01  Domestic gross energy margins, pre-tax $389 $447 ($58) ($0.09)  2009 2008  Operating Income $104 $385  Adjustments:  Energy-related businesses, net (7) (10)  Other operation and maintenance 354 358  Amortization of recoverable transition costs 70 68  Depreciation 114 117  Taxes, other than income 67 72  Revenue adjustments (a) (337) 92  Expense adjustments (a) 24 (635)  Domestic gross energy margins $389 $447  Three Months Ended June 30,  Three Months Ended June  30,  (Millions)  (a) See additional information on the following slide.

 A-13  2009 2008  Revenue adjustments  WPD utility revenue $ (155) $ (211)  Domestic delivery component of utility revenue (293) (310)  Other utility revenue (7) (14)  Unrealized gains (losses) from economic hedge activity 111 617  Margins from Supply segment discontinued operations 7 10  Total revenue adjustments $ (337) $ 92  Expense adjustments  Unrealized gains (losses) from economic hedge activity $ (39) $ 621  Domestic electric ancillaries (11) (14)  Gross receipts tax 26 27  Other 1  Total expense adjustments $ (24) $ 635  June 30,  Three Months Ended  (Millions)  Reconciliation of Second Quarter  Operating Income and Energy Margins

 Credit Ratings  A-14  BBB Issuer Rating  AAAAaa Tax-Exempt Bonds*  STABLE NEGATIVE NEGATIVE Outlook  A-A-A3 Senior Secured Debt  F-2A-2P-2 Commercial Paper  BBBBBBBaa3 Preferred Stock  BBBA-Baa1 Issuer Rating  A-A-A3First Mortgage Bonds  A/A-A3/Baa1 Tax-Exempt Bonds**  BBBBBBBaa3 Preference Stock  PPL Electric Utilities  BBBBBB-Baa2 Senior Unsecured Debt  BBB-BB+ Baa3 Subordinated Debt  STABLE STABLE NEGATIVE Outlook  PPL Capital Funding  BBBBBB Issuer Rating  BBB+ BBBBaa2S enior Notes  STABLE NEGATIVE STABLE Outlook  PPL Energy Supply  STABLE NEGATIVE NEGATIVE Outlook  BBBBBBBaa2 Issuer Rating  PPL Corporation  Fitch Standard & Poor’s Moody’s  * Letter of Credit-Backed Security  ** Includes both Insured and Non-Insured Securities

 Credit Ratings (cont.)  A-15  A-3Commercial Paper  A-BBB+ Baa1Senior Unsecured Debt  F2A-2P-2 Commercial Paper  POSITIVE NEGATIVE STABLE Outlook  BBB+ BBB+ Baa1 Issuer Rating  A-BBB+ Baa1 Senior Unsecured Debt  F2A-2 Commercial Paper  POSITIVE NEGATIVE STABLE Outlook  Western Power Distribution (South West) PLC  BBB+ BBB+ Issuer Rating  Western Power Distribution (South Wales) PLC  POSITIVE NEGATIVE STABLE Outlook  POSITIVE NEGATIVE Outlook  BBBBBB-Issuer Rating  WPD Holdings LLP  BBB-BBB-Baa3Issuer Rating  BBBBBB-Baa3 Senior Unsecured Debt  A-3 Commercial Paper  WPD Holdings Limited  BBBBBB-Baa3Pass-Through Certificates  STABLE STABLE Outlook  PPL Montana  Fitch Standard & Poor’s Moody’s

 PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company’s diversified  corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to  achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and  regulatory relations. The strategy is carried out through four principal subsidiaries:  PPL EnergyPlus, which markets energy in key U. S. markets.  PPL Generation, which operates more than 12,000 megawatts of electricity generating capacity in Pennsylvania, Montana,  Maine, Illinois, New York and Connecticut, with an additional 208 megawatts of planned uprate projects.  PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.  PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.  Security Ratings  Moody’s S&P Fitch  PPL Corp.  Corporate Credit Rating Baa2 BBB BBB  PPL Capital Funding, Inc.  Senior Unsecured Debt Baa2 BBB-BBB  PPL Electric Utilities Corp.  First Mortgage Bonds A3 A-A- Senior Secured Bonds A3 A-A- PPL Energy Supply  Senior Unsecured Notes Baa2 BBB BBB+  WPD Holdings Limited  Senior Unsecured Debt Baa3 BBB-BBB  WPD Operating Cos.  Senior Unsecured Debt Baa1 BBB+ A- Contacts  Joseph P. Bergstein, Jr.  Manager-Investor Relations  Phone: (610) 774-5609  Fax: (610) 774-5106  jpbergstein@pplweb.com  www.pplweb.com  PPL Facts  iA-16

 Forward-Looking Information Statement  A-17  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales,  growth, revenues, expenses, credit profile, cash flow, liquidity, financing, asset disposition, marketing performance, hedging, regulation,  corporate strategy, and generating capacity and performance, are “forward-looking statements” within the meaning of the federal  securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking  statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from  the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially  from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer  energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability  and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing  requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of  compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and  dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of  necessary government permits, approvals and rate relief; capital market conditions and decisions regarding capital structure; the impact  of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL  Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and  resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its  subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries  conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates;  new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its  subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports.

 Definitions of Non-GAAP Financial Measures  A-18  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges or credits that are unusual or  nonrecurring. Special items also include unrealized gains or losses from energy-related and foreign currency-related, non-trading  economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The energy-related, non-trading  economic hedges are used to hedge a portion of the economic value of PPL’s generation assets and PPL’s load-following and retail  activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g.,  fuel and power). The foreign currency-related, non-trading economic hedges are used to hedge a portion of the net income of the  international delivery business segment. This economic value in U.S. dollars is subject to changes in the British Pound Sterling to U.S.  dollar exchange rate. The unrealized gains and losses on these non-trading economic hedges in PPL’s supply and international delivery  business segments are economically neutral to the company because they will reverse as the hedging contracts settle in the future.  Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income attributable to PPL,  which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL  believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it  provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s  management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use  different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the  repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an  alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before  dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the  company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt  obligations. Other companies may calculate free cash flow before dividends in a different manner.